Determination of Fair Values	12 Months Ended
Dec. 31, 2021
Determination of Fair Values [Abstract]
Determination of fair values

17.    Determination of fair values

IFRS 13, Fair Value Measurement, establishes a fair value hierarchy that reflects the significance of the inputs used in measuring fair value. The fair value hierarchy has the following levels:

•        Level 1 — Quoted prices in active markets for identical assets or liabilities;

•        Level 2 — Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable;

•        Level 3 — Unobservable inputs in which little or no market activity exists, therefore requiring an entity to develop its own assumptions about the assumptions market participants would use in pricing.

A number of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following models. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

(a)    Biological assets

The fair value of the biological assets is based on the most recent available evidence for the selling price of similar biological assets. An independent valuator based his valuation of cannabis biological assets being valued at $0.15 per gram and cannabis seeds were valued at historical cost. The fair value of cannabis biomass was based on the selling price of cannabis biomass that recently happened in Lesotho, while the fair value of cannabis seeds on hand was based on the historical cost of the seeds based on what was paid by the company.

(b)    Intangible assets

The fair value of intangible assets is based on a discounted cash flow analysis in which management determines the estimated future cash flows and eventual sale of the assets.